OCC CASH RESERVES INC.

                       Supplement dated September 13, 2001
                     to the Prospectus dated March 30, 2001

                                Primary Portfolio
                              Government Portfolio
                           General Municipal Portfolio
                              California Portfolio
                          New York Municipal Portfolio

On September 13, 2001, September 14, 2001, and September 17, 2001, shares of the portfolios of OCC Cash Reserves Inc. listed above are available for purchase and redemption in accordance with the terms of the prospectus even if the New York Stock Exchange is not open for regular trading.